UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2015

RED MOUNTAIN RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	000-54444 (Commission File Number)	27-1739487 (I.R.S. Employer Identification Number)
14282 Gillis Rd. Farmers Branch, Texas (Address of principal executive offices)		75244 (Zip Code)
(214) 871-0400 (Registrant’s telephone number, including area code) 2515 McKinney Avenue, Suite 900 Dallas, Texas 75201 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Effective June 30, 2015, Red Mountain Resources, Inc. (the “Company”) entered into a fifth amendment and waiver (the “Fifth Amendment”) to the Senior First Lien Secured Credit Agreement, dated February 5, 2013 (the “Credit Agreement”), with Cross Border Resources, Inc. (“Cross Border”), Black Rock Capital, Inc. (“Black Rock”), and RMR Operating, LLC (“RMR Operating”), as borrowers (the “Borrowers”), and Independent Bank, as lender (“Lender”). Each of Cross Border, Black Rock and RMR Operating are subsidiaries of the Company. Pursuant to the Fifth Amendment, the borrowing base was set at $12.4 million, and the initial monthly commitment reduction was set at $125,000 beginning on July 1, 2015. In addition, the Lender waived any default, event of default or right to exercise any remedy as a result of the failure by the Borrowers to be in compliance with (i) the requirements of Section 6.18 of the Credit Agreement with respect to the permitted ratio of consolidated current assets to consolidated current liabilities of Borrowers for the fiscal quarter ended December 31, 2014; and (ii) the requirements of Section 6.21 of the Credit Agreement with respect to the trade payables or other accounts payable of Borrowers that may be past due for more than 90 days for the fiscal quarter ended December 31, 2014 and the fiscal quarter ended March 31, 2015.

The foregoing description of the Fifth Amendment is qualified in its entirety by reference to such Fifth Amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Fifth Amendment to Senior First Lien Secured Credit Agreement and Waiver, effective as of June 30, 2015, by and among Independent Bank, as Lender, and Red Mountain Resources, Inc., Cross Border Resources, Inc., Black Rock Capital, Inc. and RMR Operating, LLC, as Borrowers (incorporated by reference to Exhibit 10.12 to the Company’s Annual Report on Form 10-K filed on November 13, 2015).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: November 13, 2015		RED MOUNTAIN RESOURCES, INC.

	By:	/s/ Alan W. Barksdale
Alan W. Barksdale
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Fifth Amendment to Senior First Lien Secured Credit Agreement and Waiver, effective as of June 30, 2015, by and among Independent Bank, as Lender, and Red Mountain Resources, Inc., Cross Border Resources, Inc., Black Rock Capital, Inc. and RMR Operating, LLC, as Borrowers (incorporated by reference to Exhibit 10.12 to the Company’s Annual Report on Form 10-K filed on November 13, 2015).